SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 28, 2000
                                                  -----------------------

                                CoreComm Limited
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                      000-31359                           23-3032245
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(State or other               (Commission                         (IRS Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)



 110 East 59th Street, New York, NY                            10022
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:      (212) 906-8485
                                                       -------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)











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Item 5.    Other Events.
-------    -------------

     On December 28, 2000, CoreComm Limited announced that several members of management and the Board of Directors have invested a total of $16 million in the company in the form of a convertible note. The proceeds of the note will fund future working capital and general corporate pruposes.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
-------    -------------------------------------------------------------------

           Exhibits

99.1       Press Release, issued December 28, 2000



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     CORECOMM LIMITED



                                     By: /s/ Richard J. Lubasch
                                     -------------------------
                                     Name:  Richard J. Lubasch
                                     Title: Senior Vice President,
                                            General Counsel and Secretary




Dated:   December 28, 2000








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